NYSA FUND

A Series of

Nysa Series Trust

NYSAX

SUPPLEMENT DATED FEBRUARY 21, 2019

 TO

PROSPECTUS AND SUMMARY PROSPECTUS, EACH DATED JULY 27, 2018

This Supplement amends the Prospectus and Summary Prospectus of Nysa Fund (Fund), each dated July 27, 2018 as follows:

The Expense Example on pages 3-4 of the Prospectus and on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and that you redeem all of those shares at the end of each time period. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your expenses would be as follows:

1 Year

3 Years

5 Years

10 Years

$763                  $1,967

$3,141                               $5,946

SP/SSP – 02-21-19